SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 13, 2002



                          MIRAVANT MEDICAL TECHNOLOGIES
             (Exact name of registrant as specified in its charter)



 Delaware                             0-25544               77-0222872
(State or other jurisdiction of     (Commission     (IRS Employer Identification
    incorporation)                  File Number)                 Number)

                           336 Bollay Drive
                       Santa Barbara, California             93117
               (Address of principal executive offices)    (Zip Code)
------------------------------------------------------------------------


Registrant's telephone number,  including area code: (805) 685-9880


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events


     On January 13, 2002 we issued a press release announcing the results of our Phase III clinical trials of SnET2, or tin ethyl etiopurpurin, an investigational drug developed for the wet form of age-related macular degeneration, or wet AMD. The top line results of the trials indicate that SnET2 did not meet the primary efficacy endpoint in this study population. The press release is attached as Exhibit 99 to this Form 8-K and is incorporated in this report in its entirety.




Item 7. Exhibits


Exhibit
Number                                      Exhibit


Exhibit 99         Miravant Medical Technologies January 13, 2002 Press Release.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MIRAVANT MEDICAL TECHNOLOGIES


                                        By:      /s/ John M. Philpott
                                        -----------------------------------
                                              Name:  John M. Philpott
                                              Title: Chief Financial Officer

Date:    January 16, 2002

Exhibit
Number                                      Exhibit

Exhibit 99         Miravant Medical Technologies January 13, 2002 Press Release.